LIBERTY VARIABLE INVESTMENT TRUST

               Colonial U.S. Growth & Income Fund, Variable Series

                   Supplement to Prospectus Dated May 1, 2002


The following replaces the text describing the portfolio managers for the U.S. Growth & Income Fund under the heading TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS; COLONIAL:


Scott B. Schermerhorn, a senior vice president of Colonial, has managed the U.S. Growth & Income Fund since January 2003 and has co-managed the Fund since August 2000. Mr. Schermerhorn has managed various other funds for Colonial since October 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May 1996 to October 1998, where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund, as well as other institutional accounts.


                                                               February 12, 2003